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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 1, 1994, included in Sara Lee Corporation's Annual Report on Form 10-K for the year ended July 2, 1994, and to all references to our firm included in this registration statement.



ARTHUR ANDERSEN LLP



Chicago, Illinois,


July 11, 1995.